Rule 497(e)
                                                               File No. 33-39171


                                   PROSPECTUS

                                       for

                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                               VARIABLE ACCOUNT I

                                       and

                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                           Wilmington, Delaware 19801

     This Prospectus sets forth the information a prospective investor ought to know before investing.

     The Individual Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments. The Contracts may be used in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plans"). The Contracts will not be available in connection with retirement plans designed by AIG Life Insurance Company (the "Company") which qualify for the federal tax advantages available under Sections 401 and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or 403(b) Plan should seek competent tax advice.

     Premiums allocated among the Subaccounts of Variable Account I (the "Variable Account") will be invested in shares of corresponding portfolios as selected by the Owner from the following choices: Growth Portfolio, Quasar Portfolio, Technology Portfolio, Growth and Income Portfolio, Global Bond Portfolio or Premier Growth Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; the VIP High Income Portfolio, VIP Growth Portfolio, VIP Money Market Portfolio, VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio or VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS; the Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND; the Worldwide Hard Assets Fund or Worldwide Emerging Markets Fund, of the VAN ECK WORLDWIDE INSURANCE TRUST; the DREYFUS STOCK INDEX FUND; or the Capital Appreciation Fund and International Equity Fund of the AIM VARIABLE INSURANCE FUNDS, INC.

     Additional information about the Contracts and the Variable Account is contained in the "Statement of Additional Information" which is available upon request at no charge by calling or writing AIG Life Insurance Company; Attention Variable Products, One Alico Plaza, Wilmington, Delaware 19801, 1-800-340-2765 or call the service office at 1-800-255-8402. The Statement of Additional
Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents for the Statement of Additional Information can be found on page 36 of this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.

                         Date of Prospectus: May 1, 1997
                       as amended as of December 11, 1997

                                 TABLE CONTENTS

                                                                            Page
                                                                            ----
Definitions...............................................................     3
Highlights................................................................     4
Summary of Expenses.......................................................     6
Condensed Financial Information...........................................     9
The Company...............................................................    11
The Variable Account......................................................    12
The Funds.................................................................    13
The Contract..............................................................    17
Charges and Deductions....................................................    21
Annuity Benefits..........................................................    23
Death Benefit.............................................................    25
Distributions Under the Contract..........................................    29
Taxes.....................................................................    31
Table of Contents of the Statement of Additional Information..............    36
Appendix--General Account Option..........................................

                                   DEFINITIONS

Accumulation Unit -- An accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.

Administrative Office -- The Annuity Service Office of the Company: c/o Delaware Valley Financial Services, Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

Annuitant -- The person designated by the Owner upon whose continuation of life any annuity payment involving life contingencies depends.

Annuity Date -- The date on which annuity payments are to commence.

Annuity Option -- An arrangement under which annuity payments are made under this Contract.

Annuity Unit -- An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary -- An anniversary of the Effective Date of the Contract.

Contract Value -- The dollar value as of any Valuation Date of all amounts accumulated under this Contract.

Contract Year -- Each period of twelve (12) months commencing with the Effective Date.

Deferred Sales Charge -- The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within 7 years of purchase payments.

Effective Date -- The date on which the first Contract Year begins.

Guaranteed Account -- A part of our General Account, which earns a Guaranteed Rate of interest.

Owner -- The person named in the Contract Schedule, unless changed, and who has all rights under the Contract.

Premium -- Purchase payments for the Contract are referred to as Premium.

Premium Year -- Any period of twelve (12) months commencing with the date a Premium payment is made and ending on the same date in each succeeding twelve
(12) month period thereafter.

Valuation Date -- Each day that We and the New York Stock Exchange are open for trading.

Valuation Period -- The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

We, Our, Us -- AIG Life Insurance Company.

You, Your -- The Owner of this Contract.

                                   HIGHLIGHTS

     This Prospectus describes the Contracts and a segregated investment account of AIG Life Insurance Company (the "Company") which account has been designated Variable Account I (the "Variable Account"). The Contracts are designed to assist in financial planning by providing for the accumulation of capital on a tax-deferred basis for retirement and other long-term purposes, and providing for the payment of monthly annuity income. Contracts may be purchased in connection with a retirement plan which may qualify as 403 (b) Plan or as an Individual Retirement Annuity ("IRA"). The Contract may also be purchased for retirement plans, deferred compensation plans and other purposes which do not qualify for such special Federal income tax treatment ("Non-Qualified Contracts"). (See "Taxes" on page 31.)

     A Contract is purchased with a minimum initial premium of $2,000. Additional premium is permitted at any time, subject to certain limitations. (See "Premium and Allocation to Your Investment Options" on page 18.) You, as the Owner of the Contract, may allocate your premium so that it accumulates on a variable basis, a fixed basis or a combination of both.

     Premium allocated among the Subaccounts of the Variable Account will accumulate on a variable basis and will be invested in shares of one or more of the following underlying portfolios: the Global Bond Portfolio, Premier Growth Portfolio, Growth Portfolio, Quasar Portfolio, Technology Portfolio, or Growth and Income Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Funds"); the VIP High Income Portfolio, VIP Growth Portfolio, VIP Money Market Portfolio, VIP II Contrafund Portfolio, VIP II Asset Manager Portfolio, or VIP II Investment Grade Bond Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS ("Fidelity Funds"); the Small Company Stock Portfolio of the DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus Fund"); the Worldwide Hard Assets Portfolio or Worldwide Emerging Markets Portfolio, of the VAN ECK WORLDWIDE INSURANCE TRUST ("Van Eck Funds"); the DREYFUS STOCK INDEX FUND; or the Capital Appreciation Fund or the International Equity Fund of AIM VARIABLE INSURANCE FUNDS, INC. ("AIM Funds"). Your value in any one of these Subaccounts will vary according to the investment performance of the underlying portfolio chosen by you. You bear the entire investment risk for all premium allocated to the Separate Account.

     The Company does not deduct Sales Charges from any premium received. However, the Contracts provide for a Surrender Charge (contingent deferred sales charge) that may be assessed in the event that an Owner surrenders all or a portion of the Contract Value within seven contract years following payment of any premium. The maximum Surrender Charge is 6% of premium to which the charge is applicable. (See "Summary of Expenses" on page 6, and "Charges and Deductions -- Deduction for Surrender Charge" on page 22.)

     A penalty free withdrawal is available. Generally, there is no Surrender Charge imposed on the greater of the Contract Value less premiums paid or the portion of the withdrawal that does not exceed 10% of premium otherwise subject to the Surrender Charge. (See "Withdrawals" on page 29.)

     Surrenders and Withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page 31.)

     The Company deducts daily a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. There are no Mortality and Expense Risk Charges deducted for amounts in the Guaranteed Account. (See "Charges and Deductions -- Deduction for Mortality and Expense Risk Charge" on page 21.)

     The Company deducts daily an Administrative Charge which is equal on an annual basis to 0.15% of the average daily net asset value of the Variable Account. The Administrative Charge is not assessed to the Guaranteed Account. In addition, the Company deducts, from the Contract Value, an annual Contract Maintenance Fee which is $30 per year. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of the charge. These Charges are designed to reimburse the Company for administrative expenses relating to maintenance of the Contract and the Variable Account. (See "Charges and Deductions -- Deduction for Administrative Charge and Contract Maintenance Fee" on page 23.)

     There are deductions and expenses paid out of the assets of each of the Funds which are described in the accompanying Prospectuses for the Funds.

     The Owner may return the Contract within ten (10) days (the "Right to Examine Contract Period") after it is received by returning it to the Company's Administrative Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. In the case of Contracts issued in connection with an IRA the Company will refund the greater of the Premium less any withdrawals, or the Contract Value. However, if the laws of a state require that the Company refund, during the Right to Examine Contract Period, an amount equal to the premium paid less any withdrawals, the Company will refund such an amount.

                                    FEE TABLE

Contract Owner Transaction Expenses

                                                                 All Subaccounts
                                                                 ---------------
     Sales Load Imposed on Purchases...........................        None
     Deferred Sales Charge
     (as a percentage of amount surrendered):
       Premium Year 1 .........................................          6%
       Premium Year 2 .........................................          6%
       Premium Year 3 .........................................          5%
       Premium Year 4 .........................................          5%
       Premium Year 5 .........................................          4%
       Premium Year 6 .........................................          3%
       Premium Year 7 .........................................          2%
       Premium Year 8 and thereafter...........................        None

     Exchange Fee:
       First 12 Per Contract Year .............................        None
       Thereafter .............................................         $10
     Annual Contract Fee ......................................         $30
     Separate Account Expenses
     (as a percentage of average account value)
       Mortality and Expense Risk Fees.........................       1.25%
       Account Fees and Expenses...............................       0.15%
     Total Separate Account Annual Expenses....................       1.40%

                               SUMMARY OF EXPENSES

Annual Fund Expenses After Expense Reimbursements*

                                                                                      Total
                                                                      Management      Other       Portfolio
Portfolio                                                                 Fee        Expenses      Expenses
---------                                                             ----------     --------      --------
Alliance Global Bond................................................     0.44%         0.50%       0.94%(1)
Alliance Premier Growth.............................................     0.72          0.23        0.95(1)
Alliance Growth.....................................................     0.74          0.19        0.93(1)
Alliance Growth and Income..........................................     0.63          0.19        0.82(1)
+Alliance Quasar....................................................     0.00          0.95        0.95(1)
+Alliance Technology................................................     0.33          0.62        0.95(1)
AIM Capital Appreciation............................................     0.64          0.09        0.73(2)
AIM International Equity............................................     0.75          0.21        0.96(2)
Fidelity VIP High Income............................................     0.59          0.12        0.71(4)
Fidelity VIP Growth.................................................     0.61          0.08        0.69(4)
Fidelity VIP Money Market...........................................     0.21          0.09        0.30(4)
Fidelity VIP II Contrafund..........................................     0.61          0.10        0.71(4)
Fidelity VIP II Asset Manager.......................................     0.64          0.10        0.74(4)
Fidelity VIP II Investment Grade Bond...............................     0.45          0.13        0.58(4)
+#Van Eck Worldwide Hard Assets.....................................     1.00          0.23        1.23(5)
Van Eck Worldwide Emerging Markets..................................     0.00          0.00        0.00(5)
Dreyfus Small Company Stock.........................................     0.56          0.19        0.75(3)
Dreyfus Stock Index.................................................     0.245         0.055       0.30(3)

     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Funds. The Annual Administrative Charge for purposes of the Expense Table, above, was based upon the assessment of a $30 charge on a Contract Value of $5,000. (See "Charges and Deductions" on page 21 of this Prospectus and each Fund's Prospectus for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page 21; "Charges and Deductions -- Deductions for the Enhanced Equity Assurance Plan" on page 22; Charges and Deductions -- Deductions for the Annual Rachet Plan" on page 22; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page 22.)

     No deduction will be made for any premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Charges and Deductions -- Deduction for State Premium Taxes" on page 21.)

     "Other Expenses" are based upon the expenses outlined under the section discussing the management of the Funds in each Fund's Prospectus attached.

----------

+ Expenses have been annualized for those portfolios have not been in effect for a full year.

# Formerly Gold and Natural Resources. As of May 1, 1997 the investment objectives were changed and the name was changed to the Van Eck Worldwide Hard Assets Fund described in the Prospectus.

* Operating Expenses for the following Portfolios before reimbursement by the relevant Fund's investment advisor, for the period ending December 31, 1996, were as follows:

(1) Alliance Variable Product Series Funds: 1.23% for Premier Growth; 1.15% for Global Bond; 0.93% for Growth; 4.44% for Quasar; and 1.62% for Technology, of average daily net assets;

(2) Regarding the AIM Funds, the expenses set forth above are the actual total expenses without any expense reimbursement;

(3) Regarding the Dreyfus Fund, the expenses set forth above are the actual total expenses without any expense reimbursement. Expenses for Small Company Portfolio are not annualized;

(4) With respect to the Fidelity VIP and VIP II Funds, the expenses set forth above are actual total expenses. However a portion of the brokerage commission that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .67% for the Growth Portfolio, and .73% for the Asset Manager Portfolio. Expenses for Contrafund before reduction are .74%;

(5) The Van Eck Funds: 1.24% for the Worldwide Hard Assets Fund. In addition, Van Eck has disclosed that with respect to the Hard Assets Fund, the Fund directs certain portfolio trades to a broker that, in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $7,290 under this arrangement. The Fund could have invested the assets used in connection with the directed brokerage arrangement in an income producing asset if it had not entered in to such an arrangement. For Worldwide Emerging Markets, if not waived, the expenses would be 2.64%.


Expenses on a hypothetical $1,000 policy, assuming 5% growth:

                                                                           If you surrender
                                                         ---------------------------------------------------
Portfolio                                                1 Year         3 Years        5 Years      10 Years
---------                                                -----          -------        -------      --------
Alliance Global Bond...............................        78             120            164          274
Alliance Premier Growth............................        78             120            165          275
Alliance Growth ...................................        78             120            164          273
Alliance Growth and Income ........................        77             116            158          262
Alliance Quasar ...................................        78             120            165          275
Alliance Technology ...............................        78             120            165          275
Fidelity VIP High Income ..........................        76             113            152          250
Fidelity VIP Growth ...............................        76             112            151          248
Fidelity VIP Money Market .........................        72             100            131          207
Fidelity VIP II Contrafund.........................        78             119            163          272
Fidelity VIP II Asset Manager .....................        76             114            154          253
Fidelity VIP II Investment Grade Bond .............        75             109            146          237
Dreyfus Small Company Stock........................        76             114            154          254
Dreyfus Stock Index ...............................        72             100            131          207
Van Eck Worldwide Hard Assets .....................        81             129            178          302
Van Eck Worldwide Emerging Markets.................        69              91            116          175
AIM Capital Appreciation...........................        76             114            153          252
AIM International Equity...........................        79             120            165          276

                                                             If you annuitize or if you do not surrender
                                                         ---------------------------------------------------
Portfolio                                                1 Year         3 Years        5 Years      10 Years
---------                                                -----          -------        -------      --------
Alliance Global Bond...............................        24             75             128          274
Alliance Premier Growth............................        24             75             129          275
Alliance Growth ...................................        24             75             128          273
Alliance Growth and Income ........................        23             71             122          262
Alliance Quasar ...................................        24             75             129          275
Alliance Technology ...............................        24             75             129          275
Fidelity VIP High Income ..........................        22             68             116          250
Fidelity VIP Growth ...............................        22             67             115          248
Fidelity VIP Money Market .........................        18             55              95          207
Fidelity VIP II Contrafund.........................        22             68             116          250
Fidelity VIP II Asset Manager .....................        22             69             118          253
Fidelity VIP II Investment Grade Bond..............        21             64             110          237
Dreyfus Small Company Stock........................        22             69             118          254
Dreyfus Stock Index ...............................        18             55              95          207
Van Eck Worldwide Hard Assets .....................        27             84             142          302
Van Eck Worldwide Balanced ........................        15             46              80          175
AIM Capital Appreciation...........................        22             69             117          252
AIM International Equity...........................        25             75             129          276

     The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES

                                                                        1996
                                                                     ----------
ALLIANCE GROWTH & INCOME
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         11.85
  Accum Units o/s @ end of period................................    116,342.75
ALLIANCE GROWTH
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         12.24
  Accum Units o/s @ end of period................................    123,814.87
ALLIANCE TECHNOLOGY
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.54
  Accum Units o/s @ end of period................................     15,829.55
ALLIANCE QUASAR
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.28
  Accum Units o/s @ end of period................................      4,796.29
FIDELITY VIP MONEY MARKET
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.29
  Accum Units o/s @ end of period................................    385,238.57
FIDELITY VIP II ASSET MANAGER
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         11.12
  Accum Units o/s @ end of period................................     56,345.46
FIDELITY VIP GROWTH
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.92
  Accum Units o/s @ end of period................................    149,722.06
FIDELITY VIP HIGH INCOME
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.90
  Accum Units o/s @ end of period................................     55,015.77
FIDELITY VIP II INVESTMENT GRADE BOND
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.49
  Accum Units o/s @ end of period................................     40,777.94

                                                                        1996
                                                                     ----------
VAN ECK WORLDWIDE HARD ASSETS
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         10.17
  Accum Units o/s @ end of period................................     11,530.80
DREYFUS STOCK INDEX
  Accumulation Unit Value
    Beginning of Period .........................................         10.00
    End of Period ...............................................         11.74
  Accum Units o/s @ end of period................................    113,481.41

----------
     *Funds were first invested in the Portfolios as listed below:

     Alliance Growth and Income                                January 14, 1991
     Alliance Global Bond                                          May 10, 1993
     Alliance Growth                                         September 15, 1994
     Alliance Premier Growth                                   December 7, 1992
     Alliance Quasar                                            August 15, 1996
     Alliance Technology                                       January 22, 1996
     Fidelity High Income                                    September 19, 1985
     Fidelity Growth                                            October 9, 1986
     Fidelity Money Market                                        April 1, 1982
     Fidelity Contrafund*                                       January 3, 1995
     Fidelity Asset Manager                                   September 9, 1989
     Fidelity Investment Grade Bond                            December 5, 1988
     Dreyfus Small Company Stock*                                   May 1, 1996
     Dreyfus Stock Index                                        August 31, 1990
     Van Eck Worldwide Hard Assets                            September 1, 1989
     Van Eck Worldwide Emerging Markets*                      December 21, 1995
     AIM Capital Appreciation*                                      May 5, 1993
     AIM International Equity*                                      May 5, 1993

* These Funds were not invested in Our Separate Account before the date of Amendment to Prospectus.

Calculation of Performance Data

     The Company may, from time to time, advertise certain performance related information concerning one or more of the Subaccounts, including information as to total return and yield. Performance information about a Subaccount is based on the Subaccount's past performance only and is not intended as an indication of future performance.

     When the Company advertises the average annual total return of a Subaccount, it will usually be calculated for one, five, and ten year periods or, where a Subaccount has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Subaccount at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Surrender Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Surrender Charge.

     When the Company advertises the yield of a Subaccount it will be calculated based upon a given 30-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

     When the Company advertises the performance of the Money Market Subaccount it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Subaccount refers to the income generated by an investment in that Subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     Total  return at the  Variable  Account  level is reduced  by all  contract charges: sales charges, mortality and expense risk charges, and the administrative charges, and is therefore lower than the total return at a Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at a Fund level, which has no comparable charges. Performance information for a Subaccount may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

Financial Data

     Financial Statements of the Company and the Variable Account may be found in the Statement of Additional Information. No financial statements to Variable Account have been provided in the Statement of Additional Information because as of the date of the reporting period no contracts had been issued.

                                   THE COMPANY

     AIG Life Insurance Company is a stock life insurance company which was organized under the laws of Delaware in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

Ratings

     The Company may from time-to-time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A. M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinion of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 31, 1991, between the Company and its parent American International Group, Inc. ("AIG"), pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).

     The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                              THE VARIABLE ACCOUNT

     The Company authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Account meets the definition of a "Separate Account" under Federal securities laws. The SEC does not supervise the management or the investment practices of the Variable Account.

     The Company owns the assets in the Variable Account and obligations under the Contract are general corporate obligations. The Variable Account and each Subaccount, however, are separate from the Company's other assets including those of the General Account and from any other separate accounts. The assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Investment income, as well as both realized and unrealized gains and losses are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to income, gains or losses arising out of any other business of the Company. As a result, the investment performance of each Subaccount and the Variable Account is entirely independent of the investment performance of the General Account and of any other separate account maintained by the Company.

     The Variable Account is divided into Subaccounts, with the assets of each Subaccount invested in shares of a corresponding portfolio of the available Funds. The Company may, from time to time, add additional portfolios of a Fund, and, when appropriate, additional funds to act as the funding vehicles for the Contracts. If deemed to be in the best interests of persons having voting rights under the Contract, the Variable Account may be operated as a management company under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts. The Company may offer other variable annuity contracts which also invest in Variable Account I, and are described in other prospectuses.

                                    THE FUNDS

     Alliance Funds, Fidelity Funds, Dreyfus Funds, Van Eck Funds and Tomorrow Funds (collectively, the "Funds") are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is made up of different series funds or Portfolios ("Portfolios"). The Dreyfus Stock Index Fund (also a "Fund" herein) is an open-end, non-diversified management investment company. A summary of the investment objectives for each portfolio is contained in the description of the Funds below. More detailed information, including the advisory fee of each portfolio and other charges assessed by each Fund, may be found in the relevant Fund prospectus, which contains a discussion of the risks involved in investing in such Fund. The prospectuses for each Fund are included with this Prospectus. The investment objectives of the portfolios are as follows:

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Global Bond Portfolio

     This portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

   Premier Growth Portfolio

     This portfolio seeks growth of capital rather than current income. In pursuing its investment objectives, the Premier Growth Portfolio will employ aggressive investment policies. Since investment will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

   Growth Portfolio

     This portfolio seeks the long term growth of capital by investing primarily in common stocks and other equity securities.

   Growth and Income Portfolio

     This portfolio seeks to balance the objectives of reasonable current income
and   opportunities   for   appreciation   through   investments   primarily  in
dividend-paying common stocks of good quality.

   Technology Portfolio

     This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio invests principally in diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes

   Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

     Alliance Variable Products Series Fund, Inc., is managed by Alliance Capital Management L.P., ("Alliance"). The fund also includes other portfolios which are not available for use by the Separate Account. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges, may be found in the current Alliance Fund prospectus which contains a discussion of the risks involved in investing. The Alliance Fund prospectus is included with this Prospectus.

DREYFUS VARIABLE INVESTMENT FUND

   Small Company Stock Portfolio

     This portfolio seeks investment results that are greater than the total return performance of publicly-traded common stock in the aggregate, as represented by Russel 2500 TM Index.

DREYFUS STOCK INDEX FUND

     This Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1996, Mellon Equity and its employees managed approximately $11.3 billion in assets and served as the investment adviser of 14 other investment companies

FIDELITY INVESTMENT VARIABLE INSURANCE PRODUCTS FUNDS

   VIP Growth Portfolio

     This portfolio seeks to aggressively achieve capital appreciation through investments primarily in common stock.

   VIP High Income Portfolio

     This portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, high-risk, lower-rated, fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. The potential for high yield is accompanied by higher risk. For a more detailed discussion of the investment risks associated with such securities, please refer to the Fidelity Fund's attached prospectus.

   VIP II Contrafund Portfolio

     This portfolio seeks to increase the value of your investment over the long term, investing mainly in equity securities of companies that are undervalued or out-of-favor.

   VIP Money Market Portfolio

     This portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers. An investment in the VIP Money Market Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 share price.

   VIP II Asset Manager Portfolio

     This portfolio seeks to provide a high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term income instruments.

   VIP II Investment Grade Bond Portfolio

     This portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     Fidelity Management & Research Company ("FMR") is the investment advisor for the Variable Insurance Products Funds. FMR has entered into a sub-advisory agreement with FRM Texas, Inc., on behalf of the VIP Money Market Portfolio. On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA). FMR U.K. and FMR Far East also are sub-advisors to the VIP II Asset Manager Portfolio. Fidelity Funds include other portfolios which are not available under this Prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Fidelity Funds, are contained in the prospectuses of the Fidelity Funds, included with this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

   Worldwide Emerging Markets Fund

     This portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

   Worldwide Hard Assets Fund

     This portfolio seeks long-term capital appreciation by investing in equity and debt securities of companies engaged to a significant extent in the exploration, development, production, and distribution of (1) precious metals;
(2) ferrous and non-ferrous metals; (3) oil and gas; (4) forest products; (5) real estate; and (6) other basic non-agricultural commodities (collectively, "Hard Assets"). Income is a secondary consideration.

     Van Eck Associates Corporation is the investment advisor and manager of Van Eck Funds. Van Eck Associates Corporation has entered into sub-advisory agreements to provide investment advice for certain portfolios of the Van Eck Funds. Fiduciary International Inc. ("FII") serves as a sub-advisor to the Worldwide Balanced Fund. Van Eck Funds include other portfolios which are not available under this prospectus as funding vehicles for the Contracts. More detailed information regarding management of the funds, investment objectives, investment advisory fees and other charges assessed by the Van Eck Funds, are contained in the relevant Fund prospectus included with this Prospectus.

AIM VARIABLE INSURANCE FUNDS, INC.

   Capital Appreciation Fund

     This  portfolio   seeks  to  provide  capital   appreciation   through  the
investments in common stock, with emphasis on medium-sized and smaller emerging growth companies.

   International Equity Fund

     This Fund seeks to provides long-term growth of capital, by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     AIM Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as the investment advisor to each Fund, pursuant to a new master investor advisory agreement. More detailed information regarding management of the Funds, investment objectives, investment advisory fees and other charges assessed by the AIM Funds are contained in the prospectus for the Funds included with this Prospectus.

     There is no assurance that any of the Portfolios will achieve their stated objectives.

Voting Rights

     As previously stated, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of a corresponding portfolio of the relevant Fund. Based on the Company's view of present applicable law, we will vote the portfolio shares held in the Variable Account at meetings of shareholders in accordance with instructions received from Owners having a voting interest in the portfolio. However, if the 1940 Act or its regulations are amended, or if our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

     Prior to the Annuity Date, the Owner holds a voting interest in each portfolio in which there is value in the corresponding Subaccount. The number of portfolio shares which are attributable to the Owner is determined by dividing the corresponding value in a particular Subaccount by the net asset value of one portfolio share. The number of votes which an Owner will have a right to cast will be determined as of the record date established by each portfolio.

     We will solicit voting instructions by mail prior to the shareholder meetings. An Owner having a voting interest in a Subaccount will be sent proxy material, reports and other materials as provided by the relevant Fund, relating to the appropriate portfolios. The Company will vote shares in accordance with instructions received from the Owner having a voting interest. At the meeting, the Company will vote shares for which it has received no instructions and any shares not attributable to Owners in the same proportion as it votes shares for which it has received instructions from Owners.

     The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds allocated to the Guaranteed Account.

     Shares of the Funds may be sold to separate accounts of life insurance companies. The shares of the Funds will be sold to separate accounts of the Company and its affiliate, American International Life Assurance Company of New York, as well as to separate accounts of other affiliated or unaffiliated life insurance companies to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither the Company nor the Funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity Owners, each Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, we will take whatever steps it deems necessary, at its expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in such Fund. This might force such Fund to sell securities at disadvantageous prices.

Substitution of Shares

     If the shares of a Fund (or any portfolio within a Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another fund (or portfolio within the fund) for Fund shares already purchased or to be purchased in the future under the Contracts. No substitution of securities may take place without any required prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

                                  THE CONTRACT

     The Contract described in this Prospectus is a deferred variable annuity.


Parties to the Contract

   Owner

     As the purchaser of the Contract, You may exercise all rights and privileges provided in the Contract, subject to any rights that You, as Owner, may convey to an irrevocable beneficiary. As Owner, You will also be the Annuitant, unless You name in writing some other person as Annuitant.

   Annuitant

     The Annuitant is the person who receives annuity payments and upon the continuance of whose life these payments are based. You may designate someone other than yourself as Annuitant. If the Annuitant is a person other than the Owner, and the Annuitant dies before the Annuity Date, You will become the Annuitant unless you designate someone else as the new Annuitant.

   Beneficiary

     The Beneficiary You designate will receive the death proceeds if You die prior to the Annuity Date. If no Beneficiary is living at that time, the death proceeds are payable to Your estate. If the Annuitant dies after the Annuity Date, the Beneficiary will receive any remaining guaranteed payments under an Annuity Option. If no Beneficiary is living at that time, the remaining guaranteed payments are payable to Your estate.

   Change of Annuitant and Beneficiary

     Prior to the Annuity Date, You may change the Annuitant and Beneficiary by making a written request to Our Administrative Office. After the Annuity Date only a change of Beneficiary may be made. Once We have accepted Your written request, any change will become effective on the date You signed it. However, any change will be subject to any payment or other action taken by Us before We record the change. If the Owner is not a natural person, under current Federal tax law, the Contract may be subject to unintended and adverse tax consequences. For possible tax considerations of these changes, see "Taxes", page 31.

How to Purchase a Contract

     At the time of application, the Purchaser must pay at least the minimum Premium required and provide instructions regarding the allocation of the Premium among the Subaccounts. Acceptance of the Premium and form of application is subject to Our requirements and We reserve the right to reject any Premium. If the application and Premium are accepted in the form received, the Premium will be credited and allocated to the Subaccounts within two business days of its receipt. The date the Premium is credited to the Contract is the Effective Date.

     If within five days of the receipt of the initial Premium We have not received sufficient information to issue a Contract, You will be contacted. The reason for the delay will be explained to You. If You consent We will retain the Premium until the necessary requirements are fulfilled. Otherwise, the Premium will be immediately refunded to You.

Discount Purchase Programs

     Purchases made by officers, directors and employees of either the Company, an affiliate of the Company or any individual, firm or company that has executed the necessary agreements to sell the Contracts and members of each of their immediate families may not be subject to the Surrender Charge.

Such purchases include retirement accounts and must be for accounts in the name of the individual or qualifying family member.

Distributor

     AIG Equity Sales Corp. ("AESC"), 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AESC is a wholly-owned subsidiary of AIG, and an affiliate of the Company. Commissions not to exceed 6.5% of Premiums will be paid to entities which sell the Contract. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

     Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were to be prohibited from performing certain agency or administrative services and receiving fees from AESC, Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Owners would be sought. It is not expected, however, that Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.

Administration of the Contracts

     While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Owner's records. DVFS serves as the administrator to various insurance companies offering variable contracts.

Premium and Allocation to Your Investment Options

     The initial Premium must be at least $2,000. You may make additional payments of Premium prior to the Annuity Date, in amounts of at least $1,000 or $100 as part of an automatic investment plan. There is no maximum limit on the additional Premiums You may pay or on the numbers of payments; however, the Company reserves the right to reject any Premium on any Contract. You specify at the time of issue or subsequently how the remaining amount, known as Additional Premium will be allocated.

     The initial Premium is allocated among the Subaccounts and Guaranteed Account Your allocation instructions will specify what percentage of Your initial Premium is to be credited to each Subaccount and to the Guaranteed Account. Allocation instructions must be expressed in whole percentages. Allocations for additional Premium will be made on the same basis as the initial Premium unless We receive a written notice with new instructions. Additional Premium will be credited to the Contract Value and allocated at the close of the first Valuation Date on or after which the Additional Premium is received at Our Administrative Office.

     All premiums to IRA or 403 (b) Plan Contracts must comply with the applicable provisions in the Code and the applicable provisions of your retirement  plan.  Additional  premium  commingled  in an IRA  with  a  rollover
contribution   from  other  retirement  plans  may  result  in  unfavorable  tax consequences. You should seek legal counsel and tax advice regarding the suitability of the contract for your situation. (See "Taxes" on page 31.)

Right to Examine Contract Period

     The Contract provides a 10 day Right to Examine Contract Period giving You the opportunity to cancel the Contract. You must return the Contract with written notice to Us. If We receive the Contract and Your written notice within 10 days after it is received by You, the Contract will be voided. With the exception of Contracts issued in connection with an IRA, in those states whose laws do not require that We assume the risk of market loss during the Right to Examine Contract Period, should You decide to cancel Your Contract, the amount to be returned to You will be the Contract Value (on the day We receive the Contract) plus any charges deducted for State Taxes, without imposition of the Surrender Charge. The amount returned to you may be more or less than the initial Premium. (See "Charges and Deductions" on page 21.) For Contracts issued in those states that require we return the premium, we will do so. In the case of Contracts issued in connection with an IRA, the Company will refund the greater of the Premium, less any withdrawals, or the Contract Value.

     State laws governing the duration of the Right to Examine Contract Period may vary from state to state. We will comply with the laws of the state in which the Owner resides at the time the Contract is applied for. Federal laws governing IRAs require a minimum seven day right of revocation. We provide 10 days from the date the Contract was mailed or otherwise delivered to you. (See "Individual Retirement Annuities" on page 35.)

Unit Value and Contract Value

     After the deduction of certain charges and expenses, amounts which You allocate to a Subaccount of the Variable Account are used to purchase Accumulation Units in that Subaccount, not shares of the Portfolio in which that Subaccount invests. The number of Accumulation Units you purchase will be determined by dividing the amount allocated to each Subaccount by the Unit Value of the Subaccount for the Valuation Period during which the amount was allocated.

     The Unit Value for each Subaccount will vary from one Valuation Period to the next, based on the investment experience of the Portfolio in which the Subaccount invests and the deduction of certain charges and expenses. The Statement of Additional Information contains a detailed explanation of how Accumulation Units are valued.

     Your value in any given Subaccount is determined by multiplying the Unit Value for the Subaccount by the number of Units You own. Your value within the Variable Account is the sum of your values in all the Subaccounts. The total value of your Contract, known as the Contract Value, equals your Value in the Variable Account plus Your value in the Guaranteed Account.

Transfers

     Prior to the Annuity Date, You may make Transfers among the Subaccounts and into and out of the Guaranteed Account subject to certain rules.

     At the present time there is no limit on the number of transfers which can be made among the Subaccounts and the Guaranteed Account in any one Contract Year. We reserve the right to limit the number of transfers to 12 per Contract Year. There are no fees for the first 12 transfers in any one Contract Year. For each transfer in excess of 12 within one Contract Year, We impose a transfer fee of $10. A transfer fee, if any, is deducted from the amount transferred. (See Appendix, "Guaranteed Account Transfers," page A-1.)

     Transfers may be made by written request or by telephone as described in the Contract or specifically authorized in writing. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers will be confirmed in writing to the Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

     After the Annuity Date, the Owner may transfer the Contract Value allocated to the Variable Account among the Subaccounts. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee, if any, will be deducted from the next annuity payment after the transfer. If following the transfer, the Annuity Units remaining in the Subaccount would generate a monthly annuity payment of less than $100, the Company will transfer the entire amount in the Subaccount.

     Once the transfer is effected, the Company will recompute the number of Annuity Units for each Subaccount. The number of Annuity Units for each Subaccount will remain the same for the remainder of the payment period unless the Owner requests another change.

     The minimum amount which may be transferred at any one time is the lesser of $1,000 or the value of the Subaccount or Guarantee Period from which the transfer is made. However, the minimum amount for transfers under our Dollar Cost Averaging program is $100 per Subaccount. (See "Dollar Cost Averaging.") For additional limitations regarding transfers out of the Guaranteed Account, see "The Guaranteed Account" in the Appendix, page A-1.)

Dollar Cost Averaging

     The Company currently offers an option under which Owners may dollar cost average their allocations in the Subaccounts under the contract by authorizing the Company to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page 19. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it A Dollar Cost Averaging Request form is available from the Administrative Office upon request.

     To elect the Dollar Cost Averaging Option, the Owner's Contract Value must be at least $12,000 and a Dollar Cost Averaging Request in proper form must be received by the Company. The Dollar Cost Averaging Request form will not be considered complete until the Contract Value is at least the required amount. An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

Asset Rebalancing Option

     The Company currently offers an option under which Owners may authorize the Company to automatically exchange Contract Value periodically to maintain a particular percentage allocation among the Subaccounts as selected by the Owner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Contract Value in the Subaccounts to the allocation selected by the Owner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that an Owner will not have losses.

     To elect the Asset Rebalancing Option, the Contract Value in the Contract must be at least $12,000 and an Asset Rebalancing Request in proper form must be received by the Company. An Owner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. If the Asset Rebalancing Option is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

     The amounts transferred will be credited to the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page 19.

     An Owner may instruct the Company at any time to terminate this option by written request. Once terminated, this option may not be reselected during the same Contract Year.

                             CHARGES AND DEDUCTIONS

     Various charges and deductions are made from Premium, the Contract Value and the Variable Account. These charges and deductions are as follows:

Deduction for State Premium Taxes

     We do not deduct premium taxes unless assessed by the state of residence of the Owner. Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged at Our discretion against either Premium or Contract Value. Premium taxes currently imposed by certain states on the Contracts range typically from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time Premium is received; others assess premium taxes at the time of annuitization. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.

Deduction for Mortality and Expense Risk Charge

     The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Surrender Charge in the event of the death of the Owner prior to the Annuity Date and to provide the death benefit. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from Administrative and Contract Maintenance Charges.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company. The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period -- Annuity Options" on page 24.) The Company in its discretion may offer additional payment options which are not based on a life contingency. If this should occur and if an Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Owner receives no benefit from that portion of the charge attributable to mortality risk.

Deduction for Equity Assurance Plan

     If the Owner has elected the Equity Assurance Plan, the Company deducts for each Valuation Period an Equity Assurance Plan Charge Equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Enhanced Equity Assurance Plan

     If the Owner has elected the Equity Assurance Plan, the Company deducts for each Valuation Period an Equity Assurance Plan Charge Equal on an annual basis to .17% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .30% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

Deduction for Annual Ratchet Plan

     If the Owner has elected the Annual Ratchet Plan, the Company deducts for each Valuation Period an Annual Ratchet Plan Charge equal on an annual basis to
 .10% of the average daily net asset value of the Variable Account.

Deduction for Accidental Death Benefit

     If the Owner has elected the Accidental Death Benefit, the Company deducts for each Valuation Period an Accidental Death Benefit Charge equal on an annual basis to .05% of the average daily net asset value in the Variable Account.

Deduction for Surrender (Deferred Sales) Charges

     In the event that an Owner makes a withdrawal from or surrenders Contract Value in excess of the Free Withdrawal Amount, a Surrender Charge may be imposed. The Free Withdrawal Amount is equal to the greater of the Contract Value less premiums paid or the portion of the withdrawal that does not exceed 10% of the total Premium otherwise subject to the Surrender Charge paid to the time of withdrawal, less any prior withdrawals; however, the Surrender Charge applies only to Premium received by the Company within seven (7) years of the date of the withdrawal.

     The Surrender Charge will vary in amount depending upon the time which has elapsed since the date Premium was received. In calculating the Surrender Charge, Premium is allocated to the amount surrendered on a first-in, first-out basis. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charges:

                                                         Applicable Deferred
                                                       Sales Charge Percentage
                                                       -----------------------
     Premium Year 1 ...................................            6%
     Premium Year 2 ...................................            6%
     Premium Year 3 ...................................            5%
     Premium Year 4 ...................................            5%
     Premium Year 5 ...................................            4%
     Premium Year 6 ...................................            4%
     Premium Year 7 ...................................            2%
     Premium Year 8 and thereafter.....................          None

     No Surrender Charge is imposed against: (1) Systematic  Withdrawal options;
(2) Contract Value upon Annuitization; (3) a Death Benefit.

     The Surrender Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Surrender Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

     Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403 (b) Plan or IRA. (See "Taxes -- 403(b) Plans" on page 35.)

Deduction for Administrative Charges

     The Company deducts for each Valuation Period a daily Administrative Charge which is equal on an annual basis to .15% of the average daily net asset value of the Variable Account. This charge is intended to reimburse Us for administrative expenses, both during the accumulation period and following the Annuity Date.

Deduction for Contract Maintenance Charge

     The Company also deducts an annual Contract Maintenance Charge of $30 per year, from the Contract Value on each Contract Anniversary. The Contract Maintenance Fee is waived if the Contract Value is greater than $50,000 on the date of deduction of the charge. These charges are designed to reimburse the Company for the costs it incurs relating to maintenance of the Contract, the Variable Account, and the Guaranteed Account. If the Contract is surrendered, we will deduct the Contract Maintenance Charge at the time of surrender for the current Contract Year. The deduction will be made proportionally based on Your value in each Subaccount and the Guaranteed Account. After the Annuity Date, the Contract Maintenance Charge is deducted on a pro-rata basis from each annuity income payment.

Deduction for Income Taxes

     The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any Federal income taxes. (See also "Taxes" beginning on page 31.)

Other Expenses

     There are deductions from and expenses paid out of the assets of the Funds which are described in the accompanying Prospectuses for each Fund.

Group and Sponsored Arrangements

     In certain instances, we may reduce the Surrender Charge and the Administrative Charge or change the minimum premium requirements for the sale of Contracts to certain groups, including those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or similar arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or group sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the Surrender Charge or Administrative Charge will reflect differences in costs or services and will not be unfairly discriminatory.

                                ANNUITY BENEFITS

Annuitization

     Annuitization is an election you make to apply the Contract Value to an Annuity Option in order to provide a series of annuity payments. The date the Annuity Option becomes effective is the Annuity Date.

Annuity Date

     The latest Annuity Date is: the later of (a) the first day of the calendar month following the later of the Annuitant's 90th birthday; or (b) such earlier date as may be set by applicable law.

     The Owner may designate an earlier date or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be no later than the date defined above; and, the first day of a calendar month.

     Without the approval of the Company, the new Annuity Date cannot be earlier than one year after the Effective Date. In addition, for IRA or 403 (b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes," page 31.)

Annuity Options

     The Owner may choose annuity payments which are fixed, or which are based on the Variable Account, or a combination of the two. The Owner may, upon at least 30 days prior written notice to us, at any time prior to the Annuity Date, select or change an Annuity Option. If the Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The amount of the annuity payment based on the value of a Subaccount is determined through a calculation described in the Statement of Additional Information, under the caption "Annuity Provisions". The Owner may not transfer Contract Values between the Guaranteed Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Subaccount to another Subaccount. (See "Transfer of Contract Values" on page 19.)

     If the Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the Guaranteed Account and the Variable Account, respectively.

     The annuity payment options are:

     Option 1: Life Income. The Company will make annuity payments during the lifetime of the Annuitant.

     Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will make monthly annuity payments during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than 10 years, payments will be continued during the remainder of the period to the Beneficiary.

     Option 3: Joint and Last Survivor Income. The Company will make annuity payments for as long as either the Annuitant or a Contingent Annuitant is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Owner as Annuitant and the Owner's spouse.

     The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.

Annuity Payments

     If the Contract Value applied to annuity payment options is less than $2,000, the Company reserves the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company reserves the right to make payments semi-annually or annually.

     If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

     If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Subaccount selected; and (v) the pro-rata portion of the Contract Maintenance charge.

     The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, variable annuity payments will decrease.

                                  DEATH BENEFIT

Prior to the Annuity Date

     In the event of an Owner's death prior to the Annuity Date, a death benefit is payable to the Beneficiary. The value of the death benefit will be determined as of the date We receive proof of death in a form acceptable to Us. If there has been a change of Owner, the death benefit will equal the Contract Value. Otherwise, the death benefit will be calculated in accordance with the terms of one of the options described below, as designated by the Owner at the time of application.

Traditional Death Benefit

     Under the Traditional Death Benefit, We will pay a death benefit equal to the greatest of:

     1. the total of all Premium, reduced proportionally by withdrawals and surrenders;

     2.   the Contract Value; or

     3. the greatest of the Contract Value at any seventh Contract Anniversary reduced proportionally by any surrender subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any Premium paid subsequent to that Contract Anniversary.

     The Traditional Death Benefit will be in effect if no other Death Benefit is in effect.

Annual Ratchet Plan

     If at the time of application, the Owner has selected a death benefit under the terms of the Annual Ratchet Plan, We will pay a death benefit equal to the greatest of:

     1.   The total of all Premiums paid, less surrenders;

     2.   The Contract Value; or

     3. The greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any Premium paid subsequent to that Contract Anniversary.

     The Company deducts for each Valuation Period a daily charge for the Annual Ratchet Plan which is equal on an annual basis to .10% of the average daily net asset value of the Variable Account.

     The Annual Ratchet Plan will be in effect if:

     1.   the Owner designates this option on the Application; and

     2.   the Annual Ratchet Plan charge is shown on the Contract Schedule.

     The Annual Ratchet Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it.

Equity Assurance Plan

     If at the time of application the Owner has selected a death benefit under the terms of the Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value;

     2. the greatest of the Contract Value on any seventh Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     3.   an amount equal to a) plus b) where:

          a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

               0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

               2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

               4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

               6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

               8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

               10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium payment; and

          b)   is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.

     The Company deducts for each Valuation Period an Equity Assurance Plan Charge equal on an annual basis to .07% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .20% of the average daily net asset value of the Variable Account for Owners attained age 60 and above.

     Adjustment for surrender. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Equity Assurance Plan will be in effect if:

     1.   the Owner elected it on the Application; and

     2. the charge for the Equity Assurance Plan is shown on the Contract Schedule.

     The Equity Assurance Plan will cease to be in effect upon receipt by the Company of the Owner's written request to discontinue it.

Enhanced Equity Assurance Plan

     If at the time of application the Owner has selected a death benefit under the terms of the Enhanced Equity Assurance Plan, We will pay a death benefit equal to the greatest of:

     1.   the Contract Value; or

     2. the greatest Contract Value on any Contract Anniversary plus any Premiums subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     3.   an amount equal to a) plus b) where:

          a) is equal to the total of all Premiums paid on or before the first Contract Anniversary following Your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of complete years, not to exceed 10, from the date of receipt of each Premium to the earlier of the date of death or the first Contract Anniversary following Your 85th birthday:

               0% per annum if death occurs during the 1st through 24th month from the date of Premium payment;

               2% per annum if death occurs during the 25th through 48th month from the date of Premium payment;

               4% per annum if death occurs during the 49th through 72nd month from the date of Premium payment;

               6% per annum if death occurs during the 73rd through 96th month from the date of Premium payment;

               8% per annum if death occurs during the 97th through 120th month from the date of Premium payment;

               10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of Premium payment; and

          b)   is  equal  to  all  Premiums   paid  after  the  first   Contract
               Anniversary following Your 85th birthday, adjusted for surrenders as described below.

     The Company deducts for each Valuation Period an Enhanced Equity Assurance Plan Charge equal on an annual basis to .17% of the average daily net asset value of the Variable Account for Owners attained age 0-59 and .30% of the average daily net asset value of the Variable Account for Owners attained 60 and above.

     Adjustment for surrenders. In the determination of the death benefit, for each surrender a proportionate reduction will be made to each Premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

     The Enhanced Equity Assurance Plan will be in effect if:

     1.   the Owner elected it on the Application; and

     2.   the charge for this Rider is shown on the Contract Schedule.

     The Enhanced Equity Assurance Plan will cease to be in effect upon receipt by the Company on the Owner's written request to discontinue it.

Accidental Death Benefit

     The Owner may select the Accidental Death Benefit in addition to any of the death benefit options. If at the time of application the Owner selected the Accidental Death Benefit, the death benefit payable under this option will be equal to the lesser of:

     1.   the Contract Value as of the date the death benefit is determined; or

     2.   $250,000.

     The Company deducts for each Valuation Period a daily charge for the Accidental Death Benefit which is equal on an annual basis to .05% of the average daily net asset value of the Variable Account.

     The Accidental Death Benefit is payable if the death of the primary Owner occurs prior to the Contract Anniversary next following his/her 75th birthday as a result of an injury. The death must also occur before the Annuity Date and within 365 days of the date of the accident which caused the injury.

     The Accidental Death Benefit will not be paid for any death caused by or resulting in whole or in part from the following:

     1.   suicide or attempted suicide while sane or insane;

     2.   intentionally self-inflicted injuries;

     3. sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

     4. injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if the Owner is a passenger on any aircraft licensed for the transportation of passengers;

     5.   declared or undeclared war or any act thereof; or

     6.   service in the military, naval or air service of any country.

     The Accidental Death Benefit will be in effect if the Accidental Death Benefit charge is shown on the Contract Schedule.

     The Accidental Death Benefit will cease to be in effect upon receipt by the Company the Owner's written request to discontinue it.

Payment of Beneficiary

     Upon the death of the Owner prior to the Annuity Date, the Beneficiaries may elect the death benefit to be paid as follows:

     1. payment of the entire death benefit within 5 years of the date of the Owner's death; or

     2.   Payment  over  the  lifetime  of  the  designated   Beneficiary   with
          distribution beginning within 1 year of the date of death of the Owner (see Annuity Options section of this contract); or

     3. if the designated Beneficiary is Your spouse, he/she can continue the contract in his/her own name.

     If no payment option is elected within 60 days of Our receipt of proof of the Owner's death, a single sum settlement will be made at the end of the sixty
(60) day period following such receipt. Upon payment of the death benefit, this contract will end.

After the Annuity Date

     If the Owner is a person other than the Annuitant, and if the Owner's death occurs on or after the Annuity Date, no death benefit will be payable under this contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of the

Owner's death. If the Owner is not an individual, the Annuitant shall be treated as the Owner and any change of such first named Annuitant, will be treated as if the Owner died.

Death of the Annuitant

     If the Annuitant is a person other than the Owner, and if the Annuitant dies before the Annuity Date, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of Our receipt of proof of the Annuitant's death, the Owner will be deemed the new Annuitant. If an Annuitant dies after the Annuity Date, the remaining payments, if any will be as specified in the Annuity Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                        DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

     The Owner may withdraw Contract Values prior to the Annuity Date. Any withdrawal is subject to the following conditions:

     (a)  the Company must receive a written request;

     (b)  the amount requested must be at least $500;

     (c)  any applicable Surrender Charge will be deducted;

     (d) the Contract Value will be reduced by the sum of the amount requested plus the amount of any applicable Surrender Charge;

     (e) the Company will deduct the amount requested plus any Surrender Charge from each Subaccount of the Variable Account and from the Guaranteed Account either as specified or in the proportion that each Subaccount and the Guaranteed Account bears to the Contract Value; and

     We reserve the right to consider any withdrawal request that would reduce the Value of the Accumulation Account to less than $2,000 to be a request for Surrender. In this event, the Surrender Value will be paid to You and the Contract will terminate.

     Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on Page 31.)

Systematic Withdrawal

     The systematic withdrawal program involves making regularly scheduled withdrawals from Your value in the Contract. In order to initiate the program, your total Contract Value must be at least $24,000. The program allows You to prearrange the withdrawal of a specified dollar amount of at least $200 per withdrawal, on a monthly or quarterly payment basis. A maximum of 10% of the Contract Value may be withdrawn in a Contract Year. Surrender Charges are not imposed on withdrawals under this program. If you elect this program Surrender Charges will be imposed on any withdrawal, other than withdrawals made under Your systematic withdrawal program, when the withdrawal is from Premium paid in the last seven years. You may not elect this program if you have taken a prior withdrawal during the same Contract Year. (See "Withdrawals" on page 29, and "Surrender Charges" on page 22.)

     Systematic withdrawals will begin on the first scheduled withdrawal date selected by You following the date We process Your request. In the event that Your value in a specified Subaccount or the Guaranteed Account is not sufficient to deduct a withdrawal or if Your request for systematic withdrawal does not specify the Guaranteed Account or from which Subaccounts withdrawals are to be deducted, withdrawals will be deducted proportionally based on Your value in each Subaccount and the Guaranteed Account.

     All parties to the Contract are cautioned that the rights of any person to implement the systematic withdrawal program under Contracts may be subject to the terms and conditions of the retirement plan, regardless of the terms and conditions of the Qualified issued in connection with IRAs or 403(b) Plans Contract. (See "Taxes" on page 31.)

     The systematic withdrawal program may be canceled at any time by written request or automatically by Us should the Contract Value fall below $1,000. In the event the systematic withdrawal program is canceled, the Owner may not elect to participate in such program until the next Contract Anniversary.

     An Owner may change once per Contract Year the amount or frequency of withdrawals on a systematic basis.

     The Free Withdrawal Amount (see "Charges and Deductions -- Deduction for Surrender Charge" on page 22) is not available while an Owner is receiving systematic withdrawals. An Owner will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

     Implementation of the systematic withdrawal program may subject an Owner to adverse tax consequences, including a 10% tax penalty. (See "Taxes -- Taxation of Annuities in General" on page 32 for a discussion of the tax consequences of withdrawals.)

     The Company reserves the right to discontinue this program at any time.

Surrender

     Prior to the Annuity Date you may Surrender the Contract for the Surrender Value by withdrawing the entire Contract Value. You must submit a written request for Surrender and return the Contract to Us. The Surrender Value will be based on the Contract Value at the end of the Valuation Period during which the Surrender request is received as described below. The Contract may not be surrendered after the Annuity Date. A Surrender may be taxable and subject to a tax penalty. (See "Taxes" discussed on page 31.)

Surrender Value

     The Surrender Value of the Contract varies each day depending on the investment results of the Subaccounts selected by the Owner. The Surrender Value will be the Contract Value as of the date the Company receives Your surrender request, reduced by the following: (1) any applicable taxes not previously deducted; (2) the Contract Maintenance Charge; and (3) any applicable Surrender Charge.

Payment of Withdrawals and Surrender Values

     Payments of Withdrawals and Surrender Values will ordinarily be sent to the Owner within seven (7) days of receipt of the written request, but see the Deferment of Payment discussion below. (Also see Statement of Additional Information -- "Delay of Payments.")

     The Company reserves the right to ensure that an Owner's check or other form of Premium has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a Premium payment.

     If, at the time You make a request for a Withdrawal or a Surrender, You have not provided Us with a written election not to have Federal income taxes withheld, We must by law withhold such taxes from the taxable portion of Your payment and remit that amount to the IRS. Mandatory withholding rules apply to certain distributions from 403(b) Plans Contracts. Additionally, the Code provides that a 10% penalty tax may be imposed on certain early Withdrawals and Surrenders. (See "Withholding" on page 34, and "Tax-Favored Plans" on page 35.)

Deferral of Payment

     Payment of any Withdrawal, Surrender, or lump sum death proceeds from the Variable Account will usually occur within seven days. We may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
(2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; (3) the SEC permits a delay for protection of Owners; or (4) the check used to pay any Premium has not cleared through the banking system (this may take up to 15 days).

     We may defer payment of any Withdrawal or Surrender from the Guaranteed Account for up to six months from the date we receive Your written request.

                                      TAXES

Introduction

     The Contracts are designed to accumulate Contract Values for retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax status of the individual concerned. Accordingly, each potential Owner should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.

     The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Funds, please see the accompanying relevant Fund Prospectus.

Company Tax Status

     The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.

Taxation of Annuities in General -- Non-Qualified Plans

     Code Section 72 governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Contracts Owned by Non-Natural Persons," and "Diversification Standards".)

   Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract on the date of withdrawal exceed the "investment in the contract," as that term is defined under the Code. The "investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

   Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.

   Penalty Tax on Certain Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 591/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Owner (or where the Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before August 14, 1982; (v) under a qualified funding asset (as defined in Code
Section 130(d)); (vi) under an immediate annuity contract; or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 591/2; or (b) before the taxpayer reaches age 591/2.

   Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over total Premium will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.

   Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 371/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.

   Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if the Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Owner's death; and (ii) if a Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. The designated Beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person. If the Beneficiary is the spouse of the Owner, the Contract may be continued unchanged in the name of the spouse as Owner.

     If the Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Owner. In addition, when the Owner is not an individual, a change in the primary annuitant is treated as the death of the Owner.

   Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

   Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

   Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

   Multiple Contracts

     Annuity contracts that are issued by the Company (or affiliate) to the same Owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same Owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

   Withholding

     The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

   Lump-sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless You elect out of withholding.

   Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate You file with the Company. If you do not file a certificate, You will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Diversification Standards

     To comply  with the  diversification  regulations  promulgated  under  Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Subaccount is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Subaccount is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in a Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of such Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

     In connection with the issuance of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the owner of the assets of the Variable Account.

     The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.

Tax-Favored Plans

     The Contracts may be used to create an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 591/2 (unless another exception applies under Code
Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities

     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans

     Code Section 403(b)(11) imposes certain restrictions on an Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to Premium paid under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows an Owner to make a surrender or partial withdrawal only (a) when the employee attains age 591/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403 (b) Plan by this Prospectus are not available in all states.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION


General Information
     The Company
     Independent Accountants
     Legal Counsel
     Distributor
     Calculation of Performance Related Information
     Delay of Payments
     Transfers

Method of Determining Contract Values

Annuity Provisions
     Annuity Benefits
     Annuity Options
     Variable Annuity Payment Values
     Annuity Unit
     Net Investment Factor
     Additional Provisions

Financial Statements

                                    APPENDIX

Guaranteed Account Option

     Under this Guaranteed Account option, Contract Values are held in the Company's General Account. The General Account includes all of Our assets, except those assets segregated in Our separate accounts. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Guaranteed Account portion of the Contract. Disclosures regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     During the Accumulation Period the Owner may allocate amounts to the Guaranteed Account. The initial Premium will be invested in the Guaranteed Account if selected by the Owner at the time of application. Additional Premium will be allocated in accordance with the selection made in the application or the most recent instruction received at the Company Office. If the Owner elects to withdraw amounts from the Guaranteed Account, such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the Guaranteed Account for up to six (6) months from the date it receives such request at its Office.

Guarantee Periods

     The period(s) for which a guaranteed interest rate is credited is called a Guarantee Period. Guarantee Periods may be offered or withdrawn at the Company's discretion. The initial guarantee period(s) and the guaranteed interest rate(s) applicable to the initial Premium are as shown in the Contract. At least 15 days but no more than 75 days prior to the expiration of a Guarantee Period, the Owner will be mailed a notice of the guaranteed interest rate applicable to a renewal of the Guarantee Period. At the expiration of any Guarantee Period applicable to any portion of the Contract Value, that portion of the Contract Value will be automatically renewed for another Guarantee Period for the same duration as the expired Guarantee Period and will receive the guaranteed interest rate then in effect for that Guarantee Period, unless other Guarantee Periods or one or more Subaccounts are requested in writing by the Owner. All requests to change a Guarantee Period at the end of an existing Guarantee Period must be received in writing at the Company's Office within 30 days prior to the end of that Guarantee Period.

Allocations To The Guaranteed Account

     The minimum amount that may be allocated to a Guarantee Period, either from the initial or a subsequent Premium, is $3,000. Amounts invested in the Guaranteed Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the Guaranteed Account. If the Owner has allocated or transferred amounts at different times to the Guaranteed Account, each allocation or transfer may have a unique effective guarantee rate and Guarantee Period associated with that amount. The effective guarantee rate will not be changed more than once per year and the minimum rate will not be less than 3%.

Guaranteed Account Transfers

     During the accumulation period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a subaccount of the Variable Account to or from a Guarantee Period of the Guaranteed Account at any time, subject to the conditions set out under Transfer of Contract Values Section.

     Prior to the end of a Guarantee Period the Owner may specify the Subaccount(s) of the Variable Account or the applicable Guarantee Period of the Guaranteed Account to which the Owner wants the amounts from the Guaranteed Account transferred at the end of the Guarantee Period. If the Owner does not notify us prior to the end of the Guarantee Period, we will reapply that amount to a new Guarantee Period of the same duration, provided it is available. If a new Guarantee Period of the same duration is not available, that portion of Your Contract Value shall be transferred to the Guarantee Period next shortest in duration. The amount so applied is then subject to the same conditions as the original Guarantee Period, including the condition that the amount may not be transferred until the end of that Guarantee Period. In the event of a non-specified renewal, there is a grace period of 30 days within which the Owner can have transferred amounts reapplied. The effective guarantee rate applicable to the new Guarantee Period may be different from the effective guaranteed rate applicable to the original Guarantee Period. These transfers will be handled at no charge to the Owner.

Minimum Surrender Value

     The minimum Surrender Value for amounts allocated to the Guaranteed Account equals the amounts so allocated less withdrawals, with interest compounded annually at the rate of 3%, reduced by any applicable Surrender Charge.



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